20770 Hwy 281 N., Suite 108-619

San Antonio, TX 78258

281-702-2137 (P)

866-862-1719 (F)

February 15, 2019

VIA EDGAR

US Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, NW

Washington, DC 20549

Re:	Timothy Plan Preliminary Proxy Statement

File Nos. 811-08228 and 333-73248

Ladies and Gentlemen:

On behalf of the Timothy Plan (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is Registrant’s Preliminary Proxy Statement which will be used in connection with a special meeting of the shareholders of the Timothy Plan Growth and Income Fund (the “Fund”), a separate series of the Trust, to be held on Thursday, March 28, 2019 (the “Special Meeting”). This Preliminary Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy. This information, including the Proxy Statement, will be mailed to the Trust’s shareholders on or about February 28, 2019.

The sole matter to be considered at the Special Meeting will be:

1.

Approval of a new investment sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) by the Fund’s shareholders. BHMS currently manages the investment portfolios of the Timothy Plan Fixed Income Fund and the Timothy Plan High Yield Bond Fund. It also manages the fixed income sleeve of the Timothy Plan Defensive Strategies Fund. Shareholders are being asked to approve BHMS as the investment manager for the fixed income portion of the Fund due to the pending resignation of the Fund’s current sub-adviser. After full consideration, the Trust’s Board of Trustees decided to engage BHMS for this purpose and to seek shareholder ratification of its decision.

Please direct all questions or comments regarding the foregoing to me at 281-702-2137. Thank you for your consideration.

Sincerely,

/s/ DAVID D. JONES

DAVID D. JONES, Esq.